Exhibit 10.2

REORGANIZATION AGREEMENT

This REORGANIZATION AGREEMENT (this “Agreement”), dated as of [•], 2020, is made and entered into by and among Trean Insurance Group, Inc., a Delaware corporation (“Trean”), BIC Holdings LLC, a Delaware limited liability company (“BIC Holdings”), Trean Holdings LLC, a Delaware limited liability company (“Trean Holdings”), Trean Corporation, a Minnesota corporation (“Trean Corporation”), Trean Compstar Holdings LLC, a Delaware limited liability company (“Trean Compstar”), and each of the individuals, trusts and entities admitted as members and listed in Schedule I hereto (each, the “Pre-IPO Unitholders”) of each of BIC Holdings and Trean Holdings in accordance with the terms of their respective Second Amended and Restated Limited Liability Company Agreements, each as amended (collectively, the “LLC Agreements”). Trean, BIC Holdings, Trean Holdings, Trean Corporation, Trean Compstar and the Pre-IPO Unitholders shall be referred to herein collectively as the “Parties” and each individually as a “Party.”

WHEREAS, it is contemplated that Trean will consummate an initial public offering (the “IPO”) of its shares of common stock, par value $0.01 per share (the “Common Stock”); and

WHEREAS, the Parties desire to effect a series of transactions intended to facilitate and in connection with the consummation of the IPO, including, without limitation, the steps more fully set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
The Reorganization. In order to facilitate and in connection with the consummation of the IPO, the Parties agree to effect a reorganization through the following transactions (collectively, the “Reorganization Transactions”) substantially simultaneously and in the following sequential order:

(a)
Step 1. Contribution by BIC Holdings and Trean Holdings of all Assets and Liabilities to Trean. BIC Holdings, Trean Holdings and Trean shall enter into a contribution agreement, substantially in the form attached hereto as Exhibit A (the “HoldCo Contribution Agreement”) pursuant to which each of BIC Holdings and Trean Holdings shall contribute to Trean all of their respective assets and liabilities in exchange for an economically equivalent amount of shares of Common Stock as consideration.

(b)
Step 2. Trean to Acquire All Equity Interests of Compstar Holding Owned by Blake Enterprises. Pursuant to an agreement dated as of June 3, 2020 by and among Blake Baker Enterprises I, Inc., Blake Baker Enterprises II, Inc. and Blake Baker Enterprises III, Inc. (collectively, “Blake Enterprises”), Blake Baker, Trean Holdings and Trean Compstar (the “Exchange Agreement”), substantially concurrently with the closing of the transactions contemplated by the HoldCo Contribution Agreement, Trean shall acquire all of the equity interests of Compstar Holding Company LLC (“Compstar Holding”) owned by Blake Enterprises in exchange for the amount of shares of Common Stock as consideration as specified in the Exchange Agreement.

(c)
Step 3. Trean to Contribute All of its Equity Interest in Compstar Holding to Trean Compstar. Trean and Trean Compstar shall enter into a contribution agreement, substantially in the form attached hereto as Exhibit B (the “Compstar Holding Contribution Agreement”) pursuant to which Trean shall contribute all of its equity interest in Compstar Holding to Trean Compstar.  Following such contribution, Trean Compstar shall own 100% of Compstar Holding.

(d)
Step 4. New Compstar Holding LLC Agreement.  Pursuant to the Exchange Agreement, the Limited Liability Company Agreement of Compstar Holding dated April 3, 2018, as amended, will terminate immediately following the contribution under the Compstar Holding Contribution Agreement.  Immediately thereafter, Trean Compstar will adopt the Limited Liability Company Agreement of Compstar Holding substantially in the form attached hereto as Exhibit C.

(e)
Step 5. Distribution by BIC Holdings and Trean Holdings of Trean Common Stock to Pre-IPO Unitholders. Each of BIC Holdings and Trean Holdings shall distribute to the Pre-IPO Unitholders in accordance with the distribution provisions in the LLC Agreements all of their respective shares of Common Stock in complete redemption of all units held by the Pre-IPO Unitholders in each of BIC Holdings and Trean Holdings, respectively. Upon completion of such distribution, each of BIC Holdings and Trean Holdings shall be dissolved pursuant to the terms of their respective LLC Agreements.

(f)
Step 6. Termination of Consulting Agreements.  Trean Holdings, BIC Holdings, and Trean will enter into a Termination Agreement (the “Termination Agreement”) with Altaris Capital Partners, LLC (“Altaris”) substantially in the form attached hereto as Exhibit D pursuant to which the Consulting Agreement, dated as of July 31, 2015, between Altaris and BIC Holdings, and the Amended and Restated Consulting Agreement, dated as of May 1, 2017, between Altaris and Trean Holdings, as amended, will, after the rights and obligations of Trean Holdings and BIC Holdings are transferred to Trean pursuant to Step 1 above, terminate immediately prior to the IPO, except with respect to the obligations in such agreements that are expressly specified to survive as provided in the Termination Agreement.

(g)	Step 7. IPO of Trean. Trean shall issue shares of Common Stock to public investors in exchange for cash pursuant to the IPO.

2.
Intended Tax Treatment.  It is intended that the transactions contemplated by Sections 1(a), (b) and (g) above will be treated as part of an integrated transaction qualifying under Section 351 of the Internal Revenue Code of 1986, as amended.

3.
Consents and Approvals. Each of the Parties, by execution of this Agreement, hereby provides consent, authorization, ratification and approval to effect the Reorganization Transactions, as may be required under any organizational document governing any of the Parties, any laws or regulations applicable to any of the Parties or any other agreement or contract to which such Party is a party.

4.
Further Assurances. Each of the Parties shall use reasonable best efforts to consummate the Reorganization Transactions as promptly as practicable and shall take or cause to be taken, as applicable, all such other actions necessary to cause the Reorganization Transactions to be carried out in accordance with the terms of this Agreement and the exhibits hereto, including, without limitation, (i) executing, delivering and performing the agreements and other documents contemplated by Section 1 of this Agreement (collectively, the “Reorganization Documents”) or any agreements or other documents of the type contemplated by Section 1 of this Agreement and (ii) filing any certificates, notices or other instruments with applicable governmental authorities. Each Party shall cooperate fully with each of the other Parties in connection with the foregoing. Each Party shall, at any time and from time to time following the consummation of the Reorganization Transactions, without further consideration, execute, deliver and perform or cause the execution, delivery and performance of, as applicable, any and all documents, agreements, certificates, and instruments, and take or cause to be taken, as applicable, such other actions as any other Party may reasonably require to carry out the intent of this Agreement and to effect the Reorganization Transactions.

5.	Power of Attorney. Each of the Pre-IPO Unitholders (other than AHP-TH LLC, ACP-TH LLC, AHP-BH LLC and ACP-BHC LLC, to which this Section 5 shall not apply) hereby agrees as follows:

(a)
In connection with the foregoing, the undersigned hereby irrevocably appoints Andrew M. O’Brien, Chief Executive Officer of Trean and Julie A. Baron, Chief Financial Officer, Treasurer and Secretary of Trean, or their duly designated substitutes (the “Attorneys”), as attorneys-in-fact with full power and authority to act, including full power of substitution, in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the Reorganization Transactions and the IPO, including, but not limited to:

(i)
entering into and approving, as applicable, the Reorganization Documents, receipt of drafts of which herewith is hereby acknowledged, containing such additions to or changes in the terms, provisions and conditions thereof as the Attorneys in their sole discretion shall determine; and

(ii)
making, exchanging, acknowledging and delivering all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the U.S. Securities and Exchange Commission (the “SEC”), and amendments to the underwriting agreement relating to the IPO, and in general to do all things and to take all actions, that the Attorneys in their sole discretion may consider necessary to effect the Reorganization Transactions and the IPO, as fully as could the undersigned if personally present and acting.

(b)
The Power of Attorney set forth in this Section 5 and all authority conferred hereby shall be irrevocable and shall not be terminated by the undersigned or by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership), or by the occurrence of any other event unless otherwise provided by law.

Notwithstanding the foregoing, this Power of Attorney shall automatically terminate and be of no further effect, upon the earlier to occur of (i) the withdrawal by Trean of the registration statement filed with the SEC relating to the IPO and (ii) the consummation of the IPO; subject, however, to all lawful action done or performed by the Attorneys pursuant to this Agreement prior to such withdrawal or date.

(c)	The undersigned shall ratify all actions that the Attorneys have taken or shall take pursuant to this Section 5.

(d)
The Attorneys shall be entitled to act and rely upon any statement, request, notice or instruction respecting the Power of Attorney set forth in this Section 5 given to the Attorneys by the undersigned.

(e)
The undersigned agree to hold each Attorney free and harmless from any and all loss, damage or liability that the undersigned may sustain as a result of any action taken in good faith and within the authority granted herein, except where such loss, damage or liability is the result of bad faith, gross negligence or willful misconduct on the part of any Attorney. It is understood that the Attorneys shall serve without compensation.

6.	Representations and Warranties of the Pre-IPO Unitholders. Each of the Pre-IPO Unitholders hereby represents, warrants and acknowledges that, as of the date hereof:

(a)
With respect to each Pre-IPO Unitholder, such Pre-IPO Unitholder owns beneficially and of record the respective number and type of units set forth in Schedule I hereto, free and clear of any lien, mortgage, pledge, hypothecation, assignment, security interest or other encumbrance, or any preemptive right, right of first refusal, right of first offer, right of consent, put right, default or other similar right (collectively, “Liens”), other than restrictions on transfer under the LLC Agreements.

(b)
Any information which such Pre-IPO Unitholder has heretofore furnished in writing for the purposes of the transactions contemplated herein to BIC Holdings, Trean Holdings, Trean or their respective representatives is correct and complete as of the date of this Agreement and the date of the Reorganization Transaction to which such writing relates.

(c)	Such Pre-IPO Unitholder is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(d)
Such Pre-IPO Unitholder acknowledges that the shares of Common Stock received by such Pre-IPO Unitholder pursuant to the Reorganization Transactions, other than the shares of Common Stock issued to such Pre-IPO Unitholder in the IPO, if any, shall not be registered under the Securities Act or under any applicable state securities laws, and are being distributed in reliance on exemptions from the registration requirements of the Securities Act and all such laws.

(e)
The Common Stock received by such Pre-IPO Unitholder pursuant to the Reorganization Transactions, other than the shares of Common Stock issued to such Pre-IPO Unitholder in the IPO, if any, are being acquired by such Pre-IPO Unitholder for its own account for the purpose of investment or for the benefit of its member and not with a view to distribute in violation of applicable securities laws, it being understood that the right to dispose of the shares of Common Stock shall be subject to the terms and conditions in the Amended and Restated By-Laws of Trean, in addition to the transfer restrictions under the Securities Act. Such Pre-IPO Unitholder will refrain from transferring or otherwise disposing of the shares of Common Stock or any interest therein in such manner as to cause Trean to violate the Securities Act or any applicable state securities or blue sky laws.

(f)
Such Pre-IPO Unitholder represents that this Agreement has been duly executed and delivered by such Pre-IPO Unitholder and constitutes the legal, valid and binding obligation of such Pre-IPO Unitholder, and assuming the due execution, delivery and authorization of this Agreement by the other parties hereto, enforceable against such Pre-IPO Unitholder in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy laws and other similar laws affecting creditors’ rights generally.

(g)
Such Pre-IPO Unitholder, unless a natural person, is an entity duly organized, validly existing and in good standing under the laws of its state of organization. The execution, delivery and performance by such Pre-IPO Unitholder of this Agreement has been duly authorized by all necessary action.

(h)
The representations, warranties, agreements, undertakings and acknowledgments made by such Pre-IPO Unitholder in this Agreement shall survive the Reorganization Transactions. In addition, such Pre-IPO Unitholder shall notify Trean immediately of any change in any representation, warranty or other information relating to such Pre-IPO Unitholder set forth herein.

7.
Representations and Warranties of Trean, BIC Holdings and Trean Holdings. Each of Trean, BIC Holdings, Trean Holdings, Trean Corporation and Trean Compstar hereby represents and warrants with respect to itself that, as of the date hereof:

(a)	It is a corporation, duly incorporated, or a limited liability company, duly organized, in each case, validly existing and in good standing under the laws of its state of organization.

(b)	It has the requisite power, authority and legal right to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(c)
This Agreement has been duly executed, delivered and authorized by it and constitutes the legal, valid and binding obligation of it, and assuming the due execution, delivery and authorization of this Agreement by the other parties hereto, is enforceable against it in accordance with its terms, except to the extent such enforcement may be limited by applicable bankruptcy laws and other similar laws affecting creditors’ rights generally.

(d)
Neither the execution, delivery and performance by it of this Agreement, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with the terms and provisions hereof, will (with or without notice or lapse of time or both), (i) result in a breach, termination or suspension of, constitute a default under, or accelerate the payment or performance required by the terms, conditions or provisions of, any material contracts to which it is a party, (ii) constitute a material violation by it of any existing law, rule, or regulation or of any judgment, award, order or other determination of any governmental authority, in each case applicable to it or any of its respective properties, rights or assets or (iii) result in the creation of any Lien upon any equity interests, properties, rights or assets of it, except, in the case of clauses (i), (ii) and (iii), as would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on its ability to consummate the transactions contemplated by this Agreement.

(e)
No authorization, filing or notification with any governmental authority, any counterparty to any of the contracts to which it is a party or any other Person is required to be made or obtained by it in connection with the execution, delivery or performance by it of this Agreement, or the consummation of the transactions contemplated hereby by it, except for the registration of the Common Stock under the Securities Act and those authorizations, filings and notifications already obtained or made and any such authorization, filing or notification, the failure of which to make or obtain would not reasonably be expected to result in, individually or in the aggregate, a material adverse effect on its ability to consummate the transactions contemplated by this Agreement.

8.
Term. This Agreement shall remain in full force and effect until the earlier of the completion of all of the transactions contemplated by this Agreement and the exhibits attached hereto or the determination of the board of directors of Trean not to consummate the IPO.

9.	Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and permitted assigns of each of the Parties.

10.
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument. This Agreement may be executed by electronic transmission (including by .pdf) and such execution shall have the same force and effect as manually executed counterparts.

11.
Amendment. This Agreement may not be altered, modified, changed or amended, in whole or in part with respect to any Party, except by a written instrument signed by each such affected Party and, if applicable, authorized by each such Party’s board of directors, board of managers, managing member or general partner, as the case may be.

12.
Severability. If one or more provisions of this Agreement are found by a court or arbitrator of competent jurisdiction, or any governmental authority with competent jurisdiction over the Parties to be illegal, invalid or unenforceable, in whole or in part, the remaining terms and provisions of this Agreement (including the remaining portion of a provision found to be illegal, invalid or unenforceable in part) shall remain in full force and effect disregarding such illegal, invalid or unenforceable provision or portion thereof and such court, arbitrator or governmental authority shall be empowered to modify such illegal, invalid or unenforceable provision or portion thereof to the extent necessary to make this Agreement enforceable in accordance with the intent and purposes of the Parties expressed in this Agreement to the fullest extent practicable and as permitted by applicable law.

13.	Headings. Headings used in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

14.
Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted exclusively in the Chancery Court of the State of Delaware (or, in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware). Service of process, summons, notice or other document by mail to such Party’s principal office shall be effective service of process for any suit, action or other proceeding brought in any such court. The Parties hereto irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding has been brought in an inconvenient forum.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

TREAN INSURANCE GROUP, INC.

By:
Name:	Andrew M. O’Brien
Title:	Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

BIC HOLDINGS LLC

By:
Name:	Andrew M. O’Brien
Title:	Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

TREAN HOLDINGS LLC

By:
Name	Andrew M. O’Brien
Title:	Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

TREAN CORPORATION

By:
Name:	Andrew M. O’Brien
Title:	Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

TREAN COMPSTAR HOLDINGS, LLC

By:
Name:	Andrew M. O’Brien
Title:	Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

AHP-TH LLC

By:
Name	Daniel G. Tully
Title	Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

ACP-TH LLC

By:
Name:	Daniel G. Tully
Title:	Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

ACP-BHC LLC

By:
Name:	Daniel G. Tully
Title:	Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

ACP-BHC LLC

By:
Name:	Daniel G. Tully
Title:	Authorized Signatory

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

ANDREW M. O’BRIEN PREMARITAL TRUST

By:
Name:	Andrew M. O’Brien
Title:	Trustee

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

LEE 2020 GST DYNASTY TRUST

By:
Name:	Steven B. Lee
Title:	Trustee

STEVEN B. LEE 2020 GRAT

By:
Name:	Steven B. Lee
Title:	Trustee

STEVEN B. LEE

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

KYLE A. PLATH

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

DANIEL E. FOSTERLING

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

BRAD D. SCHMITZ

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

SEAN P. RYAN

[Signature Page to Reorganization Agreement]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed on its behalf as of the date first written above.

RANDALL D. JONES

[Signature Page to Reorganization Agreement]

Index of Exhibits and Schedules

Exhibit A:	HoldCo Contribution Agreement
Exhibit B:	Compstar Holding Contribution Agreement
Exhibit C:	LLC Agreement of Compstar Holding
Exhibit D:	Termination Agreement
Exhibit E:	Amended and Restated By-Laws

Schedule I:	Trean Holdings LLC and BIC Holdings LLC Capitalization Table

Exhibit A
HoldCo Contribution Agreement

A-1

Exhibit B
Compstar Holding Contribution Agreement

B-1

Exhibit C
LIMITED LIABILITY COMPANY AGREEMENT
OF
COMPSTAR HOLDING COMPANY LLC

This Limited Liability Company Agreement (this “Agreement”) of Compstar Holding Company LLC (the “Company”) is entered into as of _________, 2020 by Trean Compstar Holdings LLC as the sole member of the Company (the “Member”).

WHEREAS, the Company was formed on February 5, 2018 as a Delaware limited liability company;

WHEREAS, the initial limited liability company agreement of the Company was entered into as of April 3, 2018 (as amended, the “Original Agreement”); and

WHEREAS, the Original Agreement was terminated as of the date hereof by the parties thereto, and the Member, which effective as of the date hereof owns 100% of the equity interests of the Company, desires to enter into this Agreement to set forth certain governance, capitalization and other terms with respect to the Company.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Member, intending to be legally bound, hereby agrees as follows:

1.          Organization.  The Company has been organized as a Delaware limited liability company by executing and delivering a Certificate of Formation to the Secretary of State of the State of Delaware on February 5, 2018 in accordance with and pursuant to the provisions of the Delaware Limited Liability Company Act, as amended (the “Act”).

2.          Name.   The name of the Company is “Compstar Holding Company LLC”.  The Member may change the name of the Company at any time and from time-to-time.  The Company’s business may be conducted under its name and/or any other name or names deemed advisable by the Member.

3.          Purpose.  The purpose and business of the Company shall be any business which may lawfully be conducted by a limited liability company organized pursuant to the Act.  The Company shall possess and may exercise all powers and privileges granted by the Act, any other law, or by this Agreement, including incidental powers thereto, to the extent that such powers and privileges are necessary, customary, convenient or incidental to the attainment of the Company’s purpose.

4.          Principal Office; Agent for Service of Process.  The principal office of the Company shall be at such place or places and in such jurisdictions as the Member may deem advisable.  The name and address of the Company’s registered agent for service of process in the State of Delaware is National Registered Agents, Inc., 160 Greentree Drive, Suite 101, in the City of Dover, Kent County, Delaware 19904.  The Company may change its registered agent or registered office from time-to-time as the Member deems advisable.

5.          Management.  The right to manage, control and conduct the business and affairs of the Company shall be vested solely in the Member, and the Member shall have the power and authority to exercise all of the rights, powers and privileges granted under the Act, any other applicable law and this Agreement.  The Member may appoint (and remove) such officers of the Company as the Member may from time-to-time determine to carry out the management, control and conduct of the business and affairs of the Company, all as aforesaid.  Any such appointments and any removals by the Member shall be in writing and shall be filed with the records of the Company.  The Member and any such officers so appointed shall have the authority to act as agent for the Company for purposes of conducting its business and affairs, including, without limitation, the opening of bank accounts, the making of deposits and withdrawals therefrom and the issuance of wire-transfer instructions with respect thereto, and the execution and delivery of any and all documents or agreements in the name of the Company and to which the Company shall be bound.  The Member and, except for situations in which members’ approval is expressly required by nonwaivable provisions of the Act, such officers shall have the right, authority and powers of an authorized person with respect to the business and assets of the Company as set forth in the Act and no person dealing with the Company shall be required to inquire into (and such persons may be entitled, without investigation, to rely upon) the authority of the Member or such officers to take any action on behalf of the Company.

6.          Membership Interests.  As of the date hereof, the only type of ownership interests in the Company are membership interests.  For the avoidance of doubt, all Class A Units and Class B Units (as such terms were defined in the Original Agreement) outstanding immediately prior to the effectiveness of this Agreement are hereby recapitalized by operation of this Agreement, with each such Class A Unit and Class B Unit now being a “membership interest” under this Agreement without any class designation.  As of the date hereof, 100% of the membership interests are owned by the Member.

7.          Additional Contributions.  The Member is not required to make additional capital contributions to the Company.  All capital contributions shall be made at the option of the Member and shall be made as and when the Member deems appropriate.

8.          Membership Interests.  Membership interests of the Company may be represented by certificates at the sole discretion of the Member.  The Company hereby irrevocably elects that, to the extent certificates representing membership interests are issued, all membership interests shall be deemed securities governed by Article 8 of the Uniform Commercial Code.  In the event the Member elects to issue certificates representing membership interests, such certificates shall bear the following legend:

“THIS CERTIFICATE EVIDENCES AN INTEREST IN THE COMPANY AND SHALL BE A SECURITY FOR PURPOSES OF ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE.”

9.          Term.  The Company shall continue in existence in perpetuity until the termination of the Company in accordance with the provisions of Section 16 below.

10.        Limited Liability.  Except as otherwise required by the Act, (a) the debts, expenses, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, expenses, obligations and liabilities of the Company and (b) the Member shall not have any liability for the obligations or liabilities of the Company solely by reason of being a member or acting as the Member of the Company.

11.        Exculpation and Indemnification.

(a)         The Company shall, to the full extent permitted by law, indemnify and hold harmless the Member and the officers of the Company and each affiliate, officer, controlling person, partner, employee or shareholder of any of the foregoing, together with their respective successors and assigns, heirs, executors and administrators (each, an “Indemnified Person”), from and against any and all losses, claims, costs, damages, liabilities, expenses (including legal fees and expenses), suits or proceedings (whether civil, criminal, administrative or investigative), judgments, fines, settlements and other amounts (collectively, “Claims”) arising from, related to or incurred or imposed upon such Indemnified Person in connection with, which arise out of, or relate to (i) the fact that such Indemnified Person is or was a member, officer, employee or agent of the Company, or is or was serving at the request of the Company as a manager, director, officer, employee or agent of another corporation, company, partnership, joint venture, trust or other enterprise, or (ii) otherwise with respect to the Company’s property, business or affairs.  An Indemnified Person’s expenses paid or incurred in investigating, preparing or defending itself against any Claim shall be reimbursed by the Company as paid or incurred.

(b)         The indemnification provided by this Section 11 shall not be deemed exclusive of any other rights to which an Indemnified Person may have or hereafter acquire under any statute, agreement, vote of members or otherwise.

(c)         The Company may purchase and maintain insurance on behalf of any person or entity who is or was a Member, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, manager, officer, employee or agent of another corporation, company, partnership, joint venture, trust or other enterprise, against any liability asserted against such person or entity incurred by such person or entity in any such capacity, or arising out of such person’s or entity’s status as such, whether or not the Company would have the power to indemnify such person or entity against such liability under the provisions of this Section 11.

(d)         For purposes of this Section 11, references to “the Company” shall include, in addition to the surviving company, any merging company (including any company having merged with a merging company) absorbed in a merger which, if its separate existence had continued, would have had the power and authority to indemnify its members, directors, managers, officers, employees or agents, so that any person or entity that is or was a member, director, manager, officer, employee or agent of such merging company, or is or was serving at the request of such merging company as a director, manager, officer, employee or agent of another corporation, company, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Section 11 with respect to the surviving company as such person or entity would have with respect to such merging corporation if its separate existence had continued.

12.         Allocations and Distributions.  Each item of income, gain, loss, deduction and credit of the Company for Federal income tax purposes shall be allocated to the Member.  All distributions in respect of the ownership interests in the Company shall be made to the Member.

13.         Fiscal Year.  The fiscal year of the Company shall end on December 31, unless otherwise determined by the Member.

14.         Method of Accounting.  The method of accounting used by the Company shall be determined by the Member.

15.         Business with the Company.   The Member shall be permitted to transact business with the Company.

16.         Dissolution.  The Company will be dissolved upon the occurrence of any of the following events:

(a)          the written agreement of the Member; or

(b)          the entry of a decree of judicial dissolution under Section 18‑802 of the Act.

Dissolution of the Company will be effective on the day on which an event described in clause (a) or (b) above occurs, but the Company will not terminate until a certificate of cancellation is filed with the Secretary of State of the State of Delaware and the assets of the Company are distributed in accordance with the Act or applicable law.  Notwithstanding the dissolution of the Company, prior to the termination of the Company, the business of the Company will continue to be governed by this Agreement.

17.         Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the Company, the Member and their respective successors, successors-in-title, legal representatives, heirs and assigns.  None of the provisions of this Agreement shall be for the benefit of or enforceable by any person or entity other than a member or the Company, including without limitation any creditor of any member or the Company.

18.         Amendments; Waivers.  No waiver, modification or amendment of this Agreement shall be valid or binding unless such waiver, modification or amendment is in writing duly executed by the Member.  No delay or omission in exercising any right under this Agreement shall operate as a waiver of that or any other right.

19.         Governing Law.  This Agreement shall be governed by and interpreted, construed and enforced in accordance with the internal laws of Delaware.

[Signature Page Follows]

The Member has executed this Agreement as of the day and year first above set forth.

TREAN COMPSTAR HOLDINGS LLC

By:
Name:	Andrew M. O’Brien
Title:	Authorized Signatory

[Signature Page to Compstar Holding Company LLC Limited Liability Company Agreement]

Exhibit D
Termination Agreement

D-1

Exhibit E
Amended and Restated By-Laws

E-1

Schedule I
Trean Holdings LLC and BIC Holdings LLC Capitalization Table

I-1